SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2008

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

900 Bedford Street
Stamford, Connecticut
(203) 324-7500
(Address of principal executive offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into a Material Definitive Agreement
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 4(1)	Amendment to Rights Agreement dated January 23, 2008.

Item 1.01	Entry Into a Material Definitive Agreement

On January 23, 2008, Patriot National Bancorp, Inc. (the “Company”) amended that certain Rights Agreement, by and between the Company and Registrar and Transfer Company, dated April 19, 2004, to exclude ownership by Harvey Sandler and affiliates up to 20% (instead of 15%) of outstanding shares of the Company from triggering certain distribution rights to shareholders under the Rights Agreement.  In all other respects, the Rights Agreement remains unchanged.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

Exhibit Number	Description

4(1)	Amendment to Rights Agreement dated January 23, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

By: /s/ Robert F. O'Connell
Robert F. O’Connell
Senior Executive Vice President
Chief Financial Officer

January 23, 2008

EXHIBIT INDEX

Exhibit Number	Description

4(1)	Amendment to Rights Agreement dated January 23, 2008.